SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                 --------------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported:      May 20, 2002
                                                           ---------------------


                             First Look Media, Inc.
               (Exact Name of Registrant as Specified in Charter)



      Delaware                        0-25308                   13-3751702
(State or Other Jurisdiction   (Commission File Number)      (IRS Employer
 of Incorporation)                                           Identification No.)



8000 Sunset Boulevard, East Penthouse                           90046
(Address of Principal Executive Offices)                     (Zip Code)



Registrant's telephone number, including area code          (323) 337-1000
                                                      --------------------------


              ----------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events

         On May 20, 2002, First Look Media, Inc. ("Company") entered into a Securities Purchase Agreement ("Purchase Agreement") with Seven Hills Pictures, LLC ("Purchaser"), pursuant to which the Company agreed to sell ("Stock Sale") to the Purchaser, for an aggregate cash purchase price of $6,050,000, (i) 2,630,434 shares ("Shares") of the Company's common stock and (ii) five-year warrants ("Warrants") to purchase up to an aggregate of 1,172,422 shares of common stock at an exercise price of $3.40 per share.

         The Purchaser also agreed to loan the Company, at the closing of the Stock Sale, an additional $2,000,000 ("Loan"). The Loan will be evidenced by a secured convertible promissory note ("Note"). The Note will be repayable in seven years and convertible into shares of common stock at any time at the election of the Purchaser at a conversion price of $2.30 per share. The proceeds of the Loan will be used by the Company to fund its portion of a joint venture limited liability company to be formed by the Company and the Purchaser called First Look/Seven Hills, LLC ("F/SLLC"). F/SLLC is being formed to market and distribute motion pictures selected by either the Company or the Purchaser, on a single picture, alternating basis, pursuant to the terms of a Film Marketing and Distribution Agreement ("Marketing and Distribution Agreement") to be entered into among the Company, the Purchaser and F/SLLC. The Purchaser will fund its own portion of F/SLLC by investing $2,000,000 in cash.

         Under the Marketing and Distribution Agreement, the Company will receive a distribution fee equal to 10% of the Theatrical Gross Receipts (as defined in the Marketing and Distribution Agreement) derived from the U.S. theatrical distribution of each picture designated by the Purchaser that F/SLLC distributes.

         In connection with the Stock Sale, the Purchaser was granted certain customary (i) registration rights with respect to the Shares and the common stock issuable upon conversion of the Note and exercise of the Warrants and (ii) certain preemptive rights to participate in the Company's future financings.

         Following the consummation of the Stock Sale, the security ownership of the Company's three major stockholders, on an after-issued basis, will be as follows:


---------------------------------------------- --------------------------- ----------------------- ----------------------
                                                Percentage Ownership of                            Percentage Ownership
                                                   Outstanding Voting       Beneficial Ownership     of Fully Diluted
                    Name                               Securities                Percentage            Common Stock
---------------------------------------------- --------------------------- ----------------------- ----------------------
Seven Hills Pictures, LLC                                18.1%                     28.2%                   22.9%
---------------------------------------------- --------------------------- ----------------------- ----------------------

Rosemary Street Productions, LLC                         42.8%                     48.5%                   38.4%
---------------------------------------------- --------------------------- ----------------------- ----------------------

Robert and Ellen Little                                   9.4%                     12.4%                    9.1%
---------------------------------------------- --------------------------- ----------------------- ----------------------


         The closing of the Stock Sale is subject to the satisfaction of customary closing conditions for a transaction of this type. Additionally, the Company must obtain the approval under the Chase Credit Agreement (defined below) of a majority in interest of the lenders under such agreement. The Company anticipates satisfying all closing conditions and consummating the Stock Sale during the second quarter of 2002.

Warrants

         At the closing of the Stock Sale, the Company will issue to the Purchaser Warrants to purchase an aggregate of 1,172,422 shares of common stock at an initial exercise price of $3.40 per share, subject to certain "structural" anti-dilution adjustments for stock splits, dividends and similar events and "weighted average" anti-dilution adjustments for certain issuances of securities for cash at a price less than $2.30 per share during the first 30 months after the closing. Warrants to purchase 881,137 shares of common stock will be immediately exercisable and will expire on the fifth anniversary of the closing date. Warrants to purchase 291,285 shares of common stock ("Note Warrants") only will become exercisable upon conversion of the Note, in proportion to the amount of the Note converted if the Note is not converted in whole, and will expire on the fifth anniversary of the closing date. If no portion of the Note is converted into common stock, then the Note Warrants will not become exercisable.

Secured Convertible Promissory Note

         The Note to be issued to the Purchaser on the closing date will bear interest at a rate of 4% per annum, payable quarterly in arrears, and will be secured by certain of the Company's film assets pursuant to a security agreement ("Security Agreement") between the Purchaser and the Company. Principal and unpaid accrued interest on the Note will be payable on the seventh anniversary of the closing date, subject to the conversion and mandatory prepayment provisions described below and other customary acceleration and default provisions contained in the Note.

         Security Interest

         Pursuant to the Security Agreement, the Company will grant to the Purchaser a security interest in the motion pictures owned by or as to which the Company controls or owns distribution or exploitation or sales representative rights, as specifically set forth in the Security Agreement ("Collateral"). This security interest in the Collateral will be subordinate to the first priority security interest in the Collateral held by JPMorgan Chase Bank and other Lenders under the Credit, Security, Guaranty and Pledge Agreement, dated as of June 20, 2000, as amended, among the Company, the Guarantors named therein, the Lenders named therein and JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank), as Administrative Agent and as Issuing Bank ("Chase Credit Agreement").

         Conversion

         The principal and accrued interest on the Note will be convertible, in whole or in part, at any time, at the election of the holder, into that number of shares of common stock determined by dividing the principal and interest to be converted by the conversion price. The conversion price initially will be $2.30, subject to "structural" anti-dilution adjustment for stock splits, dividends and similar events.

         In addition, if the closing bid price of the Company's common stock has been at least equal to the conversion price then in effect for 20 consecutive trading days, the Company will have the right to force the conversion of the outstanding principal and accrued interest on the Note into shares of common stock at the conversion price then in effect.

         Mandatory Prepayment

         At any time, at its election, the Purchaser may require the Company to prepay all or any portion of the principal of the Note, plus accrued and unpaid interest to the prepayment date, under the following circumstances:

         o on or after the occurrence of certain corporate reorganizations or other similar transactions in which the holders of the Company's capital stock prior to the consummation of such transaction hold less than 50% of the voting power of the surviving entity;

         o        the liquidation, dissolution or winding up of the Company;

         o at any time on or after the fifth anniversary of the closing date if the closing bid price of the Company's common stock for the 30 consecutive trading days immediately preceding such date is less than the conversion price then in effect; and

         o the dissolution of F/SLLC, in accordance with certain provisions of F/SLLC's operating agreement.

Amended Voting Agreement

         Upon the consummation of this transaction, it is contemplated that the board of directors of the Company will consist of nine individuals, two of whom will be designees of the Purchaser. On the closing date, the Company, the Purchaser, Rosemary Street Productions, LLC ("Rosemary Street"), Robert Little, Ellen Little (collectively, the "Littles"), MRCo., Inc., a member of Rosemary Street ("MRCo."), Wharton Capital Partners, Ltd. ("Wharton"), Christopher Cooney and Jeffrey Cooney will enter into an amended voting agreement. Under the voting agreement, so long as the Purchaser owns at least 5% of the issued and outstanding voting securities of the Company, the Littles, Rosemary Street and Wharton will nominate and vote for two individuals selected by the Purchaser to serve as members of the board of directors of the Company. So long as Robert Little is employed as President of the Company or the Littles own at least 5% of the issued and outstanding voting securities of the Company, the Purchaser, Rosemary Street and Wharton will nominate and vote for Robert Little to serve as a member of the board of directors of the Company. So long as Christopher Cooney and Jeffrey Cooney own, in the aggregate, directly or indirectly, at least 5% of the issued and outstanding voting securities of the Company, the Purchaser, the Littles, Wharton and Rosemary Street will vote for Christopher Cooney and Jeffrey Cooney to serve as members of the board of directors of the Company. So long as MRCo. owns at least 5% of the issued and outstanding voting securities of the Company, the Purchaser, the Littles, Wharton and Rosemary Street will vote for Joseph Linehan to serve as a member of the board of directors of the Issuer.

Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits

         (c)      Exhibits

       Exhibit
       Number     Description
       -------    -----------

         4.7      Form of Warrant to purchase 881,137 shares of common stock*

         4.8      Form of Warrant to purchase 291,285 shares of common stock*

         10.28 Securities Purchase Agreement, dated as of May 20, 2002, between the Company and the Purchaser (without schedules and exhibits)

         10.29    Secured Convertible Promissory Note in favor of the Purchaser*

         10.30    Security Agreement between the Company and the Purchaser*

         10.31    Investor Rights Agreement between the Company and the
                  Purchaser*

         10.32    Limited Liability Company Agreement of First Look/Seven Hills
                  LLC*

         10.33 Film Marketing and Distribution Agreement among the Company, the Purchaser and First Look/Seven Hills LLC*

         10.34 Amended and Restated Voting Agreement among the Company, the Purchaser, Rosemary Street Productions, LLC, Robert Little, Ellen Little, MRCo., Inc., Wharton Capital Partners, Ltd., Christopher Cooney and Jeffrey Cooney*

         99.1     Press release of the Issuer dated May 20, 2002

-----------------------

*        To be filed by amendment.

                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  May 29, 2002                       FIRST LOOK MEDIA, INC.


                                            By: /s/ William F. Lischak
                                               ---------------------------------
                                               William F. Lischak
                                               Chief Operating Officer and
                                               Chief Financial Officer

                                 EXHIBIT INDEX

       Exhibit
       Number     Description
       -------    -----------

         4.7      Form of Warrant to purchase 881,137 shares of common stock*

         4.8      Form of Warrant to purchase 291,285 shares of common stock*

         10.28 Securities Purchase Agreement, dated as of May 20, 2002, between the Company and the Purchaser (without schedules and exhibits)

         10.29    Secured Convertible Promissory Note in favor of the Purchaser*

         10.30    Security Agreement between the Company and the Purchaser*

         10.31    Investor Rights Agreement between the Company and the
                  Purchaser*

         10.32    Limited Liability Company Agreement of First Look/Seven Hills
                  LLC*

         10.33 Film Marketing and Distribution Agreement among the Company, the Purchaser and First Look/Seven Hills LLC*

         10.34 Amended and Restated Voting Agreement among the Company, the Purchaser, Rosemary Street Productions, LLC, Robert Little, Ellen Little, MRCo., Inc., Wharton Capital Partners, Ltd., Christopher Cooney and Jeffrey Cooney*

         99.1     Press release of the Issuer dated May 20, 2002

-----------------------

*        To be filed by amendment.